Exhibit 99.2

SIMPLIFICATION TRANSACTION AND CONVERSION TO C - CORP NYSE: EVA OCTOBER 15, 2021 INVESTOR PRESENTATION

IMPORTANT INFORMATION FOR **UNITHOLDERS**

Important Information for Unitholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the proposed conversion, Enviva will file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement. Enviva also plans to file other documents with the SEC regarding the conversion. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the unitholders of Enviva. UNITHOLDERS OF ENVIVA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED CONVERSION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONVERSION. Unitholders will be able to obtain free copies of the proxy statement and other documents containing important information once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Enviva and its general partner's directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Enviva in connection with the proposed transaction. Information about such directors and executive officers is set forth in Enviva's Annual Report on Form 10-K filed with the SEC on February 25, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Additional Information and Where to Find It

In connection with the proposed conversion, Enviva Partners, LP ("Enviva") will file a proxy statement with the SEC. Additionally, Enviva will file other relevant materials with the SEC in connection with the proposed conversion. The materials to be filed by Enviva with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Security holders of Enviva are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed conversion because they will contain important information about the conversion.

Enviva and its general partner's directors and executive officers may be deemed to be participants in the solicitation of proxies of Enviva's unitholders in connection with the proposed conversion. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of such executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC in connection with the conversion when they become available. Information concerning the interests of Enviva's participants in the solicitation, which may, in some cases, be different than those of Enviva's unitholders generally, will be set forth in the proxy statement relating to the conversion when it becomes available.

enviva | SIMPLIFICATION AND C-CORP CONVERSION

2

FORWARD-LOOKING **STATEMENTS**

Forward-looking Statements

The information included herein and in any oral statements made in connection herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the conversion, Enviva's ability to consummate the conversion, the benefits of the conversion and Enviva's future financial performance following the conversion, as well as Enviva's strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to, (i) general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; (ii) the inability of the parties to enter into definitive agreements or successfully or timely consummate the conversion or to satisfy the other conditions to the closing of the conversion; (iii) the risk that the approval of the unitholders of Enviva for the conversion is not obtained; (iv) failure to realize the anticipated benefits of the conversion, including as a result of a delay in consummating the conversion; (v) risks related to our ability to complete development projects at expected multiples or on projected timelines; (vi) risks related to the growth of Enviva's business and the timing of expected business milestones; (vii) the effects of competition on Enviva's future business; (viii) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; (ix) the prices at which we are able to sell our products; (x) our ability to successfully integrate drop-down or third-party acquisitions (including the assets acquired as part of the GP Buy-in (as defined below)), including the associated contracts, or to realize the anticipated benefits of such acquisitions; (xi) failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; (xii) the creditworthiness of our contract counterparties; (xiii) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (xiv) changes in the price and availability of natural gas, coal, or other sources of energy; (xv) unanticipated ground, grade or water conditions; (xvi) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xvii) fires, explosions, or other accidents; (xviii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, and combined heat and power generators; (xix) changes in the regulatory treatment of biomass in core and emerging markets; (xx) our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; (xxi) changes in the price and availability of transportation; (xxii) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xxiii) risks related to our indebtedness; (xxiv) our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xxv) changes in the quality specifications for our products that are required by our customers; (xxvi) labor disputes, unionization or similar collective actions; (xxvii) our inability to hire, train or retain qualified personnel to manage and operate our business and newly acquired assets; (xxviii) the effects of the exit of the UK from the EU on our and our customers' businesses; (xxix) our inability to borrow funds and access capital markets; and (xxx) viral contagions or pandemic diseases, such as the recent outbreak of a novel strain of coronavirus known as COVID-19.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva's expectations and projections can be found in Enviva's periodic filings with the SEC. Enviva's SEC filings are available publicly on the SEC's website at www.sec.gov.

Industry and market data

This presentation has been prepared by Enviva and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Enviva believes these third-party sources are reliable as of their respective dates, Enviva has not independently verified the accuracy or completeness of this information. Some data is also based on Enviva's good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.

enviva | SIMPLIFICATION AND C-CORP CONVERSION
3

INDEX

TRANSACTION OVERVIEW....5

FINANCIAL GUIDANCE....11

MARKET UPDATE....13

ASSET OVERVIEW....16

APPENDIX....21

SUPPLEMENTAL INFORMATION....27

enviva | SIMPLIFICATION AND C-CORP CONVERSION

4

TRANSACTION OVERVIEW

ENVIVA INC.

HIGH GROWTH AND DURABLE LONG-TERM CASH FLOWS

~6.2 Million MTPY[1] of Fully Contracted Production Capacity

World's largest industrial-grade wood pellet producer
Committed to net zero by 2030[2]

$21+ Billion[3] Take-Or-Pay Contracted Backlog

Total weighted-average remaining term of 14.5 years

Building Fully Contracted Plants at Expected ~5x EBITDA Multiple

Visibility into doubling contracted production capacity under existing sales and asset development pipelines[4]

Robust Long-Term Demand

Growing $27+ billion[5] customer pipeline driven by energy transition and industry decarbonization

Attractive Dividend Yield

Stable dividends growing from $3.30 in 2021 and $3.62 in 2022[6]

Conservative Financial Framework

Prioritizing conservative leverage and transitioning to self-funding while preserving financial flexibility to optimize growth and return of capital

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

6

TRANSACTION OVERVIEW[1]

Same strong business, even better corporate structure

IMMEDIATELY UNLOCKING TREMENDOUS VALUE FOR UNITHOLDERS, AND ALIGNING ALL INVESTORS AROUND A SINGLE METRIC: *TOTAL SHAREHOLDER RETURN*

MAINTAINING HIGH GROWTH, SOLID DIVIDENDS AND DURABLE CASH FLOWS WHILE INCREASING ESG ATTRIBUTES AND ENABLING BROAD, INTERNATIONAL ACCESS TO INVESTORS

EVA, as one of the top-performing publicly traded master limited partnerships ("MLP"), has significantly outperformed the S&P 500, the MSCI ESG Index, and the Alerian MLP index on a total return basis over the last 3-year and 5-year periods[2]

Given the rapidly expanding universe of global and ESG-focused investors, Enviva is evolving its corporate structure to enable the company to unlock value from its fully contracted, high-growth, strong cash-flowing business, operating at the epicenter of the international energy transition and global efforts to decarbonize and reach "net zero" by 2050

Expected Transaction Highlights

- **Highly accretive transaction eliminates IDRs and "buys in" the GP, accelerating growth at a lower cost of capital**
  - Incentive distribution rights ("IDRs") and growing cash obligation immediately eliminated
  - $4.4 billion take-or-pay contracted backlog[3] and $27+ billion sales pipeline housed within EVA which supports 6 new greenfield plants[1]
  - Potential to develop fully contracted plants at ~5x adjusted EBITDA project investment multiple vs. historical drop-downs at ~7.5x[4]
- **Converting from an MLP to a C-Corp ("Enviva Inc.")**[5]
  - Independent board of directors with "regular way" corporate governance[6]
  - Transaction structured to be non-taxable to common unitholders; K-1 tax form being replaced with 1099 form
  - Index eligibility is significantly expanded, and EVA equity accessible by a deeper pool of domestic and international investors
- **Preserving dividend guidance,**[7] with increasing financial flexibility and balance sheet strength to drive growth and increase return of capital to shareholders over time
- Simplification expected to drive **~$1 billion of incremental retained cash flow** over the next 5 years,[8] primarily through a combination of IDR elimination and significant improvement in project returns with lower investment multiples

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

7

TRANSACTION DETAILS

On October 14, 2021, EVA acquired all of the ownership interests in Holdings (the "GP Buy-in") and eliminated its incentive distribution rights, or "IDRs" (the "Simplification," and together with the GP Buy-in, the "Simplification Transaction"), in exchange for 16 million EVA common units:[1]

- Based on the 20-day volume-weighted average price ending on October 13, 2021, the transaction is valued at ~$870 million and we forecast substantial accretion beginning 2024[2]
- Former owners of Holdings are now direct investors in EVA and have agreed to reinvest all dividends on 9 million of the 16 million units through the fourth quarter of 2024; this commitment translates into an expected further $100 million common equity investment in EVA[3]
- Holdings repaid its $325 million Term Loan B from cash on hand prior to the transaction announcement, and had no other material debt on its balance sheet
- EVA reaffirmed dividend per share guidance of $3.30 for 2021 and $3.62 for 2022, and updated other financial guidance metrics for 2021 and 2022[4]

EVA plans to convert from a partnership to a Delaware C-Corp effective by December 31, 2021:[5]

- Post-conversion, Enviva Inc. will be taxed as a corporation, with a 1099 form issued for tax purposes to shareholders instead of a K-1
- The conversion from MLP to C-Corp is structured as non-taxable to EVA's unitholders and Enviva Inc. expects to generate significant tax depreciation from continued investment in fully contracted assets, which is forecasted to result in minimal federal income tax payments through at least 2026
- Discussions have been held with all 3 rating agencies who favor the C-Corp structure, and no rating impact is expected

WITH EBITDA GROWTH IN THE 90TH PERCENTILE OF THE S&P 500, DIVIDEND PAYOUT IN THE 99TH PERCENTILE, BUT CURRENT TRADING MULTIPLE ONLY IN THE 60TH PERCENTILE, ENVIVA INC. IS WELL POSITIONED TO UNLOCK SIGNIFICANT TOTAL SHAREHOLDER RETURN[6]

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

8

CORPORATE **STRUCTURE**

Evolving structure to capture significant benefits of rapidly growing ESG investor base

- 16 million new units issued to former owners of Enviva's general partner ("Former GP") on October 14 in consideration for Simplification Transaction, including IDRs, development assets, and customer contracts:
  - 9 million units to participate in a dividend reinvestment program ("DRIP")
  - DRIP commences in 3Q21 and continues through 4Q24
- 1-for-1 share exchange of common units upon conversion to C-Corp
- Transaction structured as non-taxable to EVA unitholders



PRE-TRANSACTION STRUCTURE[1]
(prior to October 14, 2021)
Holdings
Public
Development Assets & Contracts
Common units
Common units
IDRs
EVA
Master Limited Partnership
Senior Notes & Revolver
Operating Assets
PRO FORMA STRUCTURE[1]
(immediately after corporate conversion)
Former GP
Public
Common shares
Common shares
EVA
Inc.
Senior Notes & Revolver
Operating Assets
Development Assets & Contracts

enviva
SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

9

CAPITALIZATION AND FINANCIAL **FRAMEWORK**

FINANCIAL PRIORITIES

ROBUST DIVIDEND COVERAGE
Near-term dividend coverage ratio target of >1.0x on a forward-looking annual cash basis, longer-term target of >1.5x[1]

CONSERVATIVE LEVERAGE[2]
Fully contracted business with only ~25% debt to total capitalization[3]

SELF-FUNDED GROWTH FINANCING[4]
Cash preservation from IDR elimination and lower investment multiples enables transition to fully self-funding growth model

ATTRACTIVE DIVIDEND YIELD
Stable growing cash flows enhance financial flexibility and the ability to increase dividends and return of capital to shareholders over time

Simplification Transaction & Conversion to C-Corp is expected to unlock multiple drivers of incremental demand for EVA shares, including index eligibility and international investors

Transitioning to an organic growth story with the ability to fully self-fund asset expansions over time is expected to reduce future capital market needs

$ millions	
EVA Pro Forma Capitalization (unaudited)	**As of September 30, 2021**
Cash and Cash Equivalents	12
Revolving Credit Facility	345
Senior Notes	750
Other Debt	56
Net Debt	**1,139**
Common Shareholders – Public[5]	2,441
New share issue (October 14, 2021)[6]	868
Total Capitalization	**4,448**

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

10

FINANCIAL GUIDANCE

FINANCIAL GUIDANCE[1]

***Double-digit growth** forecasted for adjusted EBITDA and distributable cash flow*

$ millions, unless noted	2021[6]	2022
Net Income	\$4.0 – \$14.0	\$42.0 – \$67.0
Adjusted EBITDA	\$225.0 – \$235.0	\$275.0 – \$300.0
Distributable Cash Flow	\$165.0 – \$175.0	\$210.0 – \$235.0
Dividend per Common Share	\$3.30	\$3.62
Dividend Coverage Ratio Target (on a forward-looking annual cash basis)[2]	>1.0 times	>1.0 times
Leverage Ratio Target[3]	3.5x – 4.0x	3.5x – 4.0x

Simplification Transaction is expected to deliver substantial cash flow accretion beginning in 2024

Significant tax depreciation generated from annual asset additions is expected to result in minimal expected federal income tax payments through at least 2026

GUIDANCE HIGHLIGHTS

~20% Adjusted EBITDA CAGR[4] Forecasted

At midpoint of guidance ranges, 2-year adjusted EBITDA CAGR forecasted to be ~20% from 2020 to 2022:

- 3Q21 adjusted EBITDA expected to be ~16% over 3Q20
- 4Q21 adjusted EBITDA expected to be ~32% over 4Q20 pre-Simplification Transaction, with 4% increase forecasted post-Simplification Transaction
- 2-year forecasted adjusted EBITDA CAGR in 90th percentile of S&P 500[5]

~20% Distributable Cash Flow CAGR[4] Forecasted

At midpoint of guidance ranges, 2-year distributable cash flow CAGR forecasted to be ~20% from 2020 to 2022; targeting positive free cash flow post-2022

~10% Dividend Growth Forecasted

Dividend guidance preserved, with \$3.30/share expected for 2021, and \$3.62 expected for 2022; dividend profile at 99th percentile of S&P 500 based on Oct 6, 2021 share price

Cost Reductions Underway

Evaluating synergies and streamlining initiatives driven by Simplification Transaction and Conversion transactions to further improve cost structure and SG&A costs, which we expect to decline over time

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

12

MARKET UPDATE

STRONG & GROWING INTERNATIONAL DEMAND

Serving critical energy generation and industrial markets undertaking large-scale decarbonization

Expected Global Wood Pellet Demand for Heat & Power Generation (Million MTPY)[1]



70%
21
36
2020
2030E

Expected Global Wood Pellet Demand for Industrial Applications (Million MTPY)[2]



29
Biofuels
Steel
Cement
Lime
5
8
13
3
0
2020
2030E

EVA's long-term contracted growth currently in power and heat applications enables energy transition by providing a dispatchable renewable resource to power energy grids

Emerging industrial decarbonization opportunity further accelerates EVA growth profile in applications ranging from green steel to sustainable aviation fuel



Sources of Wood Pellet Demand (Million MTPY)
Industrials
Power/Heat (including BECCS)
Current Industrial Opportunities
Steel
Cement
Lime
Biofuels
UK[2]
9
10
13
1
2020
2025E
2030E
EUROPE[2]
16
18
4
22
16
2020
2025E
2030E
JAPAN[2]
2
9
1
9
3
2020
2025E
2030E
TAIWAN[2]
0
1
4
1
2020
2025E
2030E

★ Enviva offices



2030 Estimated Global Wood Pellet Demand – By Country[3]
20%
18%
15%
15%
14%
7%
4%
6%
Germany
UK
Japan
Poland
South Korea
Taiwan
Denmark
Other

AS THE WORLD'S LARGEST SUPPLIER, ENVIVA IS UNIQUELY POSITIONED TO MONETIZE GROWING DECARBONIZATION OPPORTUNITIES IN ENERGY AND INDUSTRY



EVA Outlook
2030
$20B+ Robust and Diversified Market[6]
Industrial Market
Europe
Asia
EVA 2025 Contract Mix
~40 Customers
Target Revenue ~$2B[5]
Asia
Europe
EVA 2021 Contract Mix
~20 Customers
Expected Revenue ~$1B[4]
Asia
Europe

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

14

CURRENT CONTRACT **OVERVIEW**

$21+ billion[1] of fully contracted backlog provides significant cash flow visibility and durability

- Geographically diverse set of high-credit counterparties underpins $21+ billion contract backlog, with a weighted-average remaining term of 14.5 years[1]
- As part of the Simplification Transaction, EVA acquired $4.4 billion in new contracts including[3]:
  - 20-year, 400,000 MTPY contract with a major Japanese trading house starting in 2024
  - 20-year, 240,000 MTPY contract with a major Japanese trading house starting in 2024
  - 17-year, 210,000 MTPY contract with a major Japanese trading house starting in 2025
  - 15-year, 270,000 MTPY contract with Sumitomo Corp. starting in 2022
- Recently announced new contracts include:
  - 4th contract signed with U.K. power generator, Drax, for 200,000 MTPY for 5 years, with deliveries scheduled from 2022 to 2026
  - 20-year, 190,000 MTPY contract with a major Japanese Trading House starting in 2024

By 2025, Enviva's current contract mix is balanced ~50% Japanese customers and ~50% European customers[2]

Enviva commenced deliveries to Japan in late 2020, with ~10 shipments expected to be delivered in 2021, ~55 shipments in 2022, and continued increases thereafter as customers ramp energy generation from biomass


TOTAL METRIC TONS SOLD
9,000
6,000
3,000
-
EUROPE
JAPAN
2015
2016
2017
2018
2019
2020
2021E
2025E[4]

ENVIVA'S 2025 FORECASTED OFF-TAKE CONTRACT MIX


Drax
Lynemouth
MGT
Orsted
Mitsubishi
Marubeni
Ichihara
Sumitomo
Suzukawa
Other Creditworthy Japanese Customers

enviva | SIMPLIFICATION AND C-CORP CONVERSION

See Supplemental Information for footnotes

15

ASSET OVERVIEW

STRATEGICALLY LOCATED ASSETS[1]

Operations located in the U.S. southeast, where robust natural resource growth drives sustainable, stable low-cost supply



TERMINALS OWNED OR LEASED
TERMINALS UNDER CONSTRUCTION
PLANTS OWNED AND OPERATED
PLANTS UNDER DEVELOPMENT / CONSTRUCTION
PLANT SITES UNDER CONTROL / ASSESSMENT
IND.
KY.
VA.
TENN.
N.C.
ARK.
S.C.
MISS.
ALA.
GA.
LA.
FLA.
SOU
NOR
CHE
AHO
HAM
SAM
WIL
GRE
AMO
EPES
SAV
WAY
BOND
LUC
PAS
MOB
COT
PAN

Asset Highlights:

- 10 plants and 6 deep-water marine terminals;
- Build-and-copy approach used to efficiently build new plants and terminals, with Epes, AL plant currently permitted and soon to be in construction, and Bond, MS plant under development;
- Acquired development pipeline including 13 additional sites, in various stages of development;[6] SG&A related to Holdings acquisition supports new site evaluation and development, including permitting, supply chain expansions, sustainability tracking, community relations, etc.[7]

Total Production Capacity ~6.2 million MTPY[2]
Total Terminaling Capacity ~11 million MTPY[5]

CHESAPEAKE CLUSTER	
Southampton VA (SOU)[3]	760,000 MTPY
Ahoskie, NC (AHO)	410,000 MTPY
Northampton, NC (NOR)[3]	750,000 MTPY
Port of Chesapeake, VA (CHE)[5] *	2,500,000 MTPY
WLMINGTON CLUSTER	
Hamlet, NC (HAM)	600,000 MTPY
Sampson, NC (SAM)	600,000 MTPY
Greenwood, SC (GRE)[3]	500,000 MTPY
Port of Wilmington, NC (WIL)[5] *	3,000,000 MTPY
SAVANNAH CLUSTER	
Waycross, GA (WAY)	800,000 MTPY
Port of Savannah, GA (SAV)[5] *	1,500,000 MTPY
Cottondale, FL (COT)	750,000 MTPY
Port of Panama City, FL (PAN)[5] *	780,000 MTPY
Amory, MS (AMO)	115,000 MTPY
Port of Mobile, AL (MOB)[5] *	115,000 MTPY
PASCAGOULA CLUSTER	
Lucedale, MS (LUC)[4]	750,000 MTPY
Port of Pascagoula, MS (PAS)*[4]	3,000,000 MTPY

*throughput capacity

enviva | SIMPLIFICATION AND C-CORP CONVERSION
See Supplemental Information for footnotes
17

18 ASSET DEVELOPMENT PIPELINE PROJECT UPDATE MULTI - PLANT EXPANSIONS 1 Highly - accretive set of initiatives at 3 plants driving ~$20 million in incremental annual expected adjusted EBITDA with ~$50 million capital expenditures; 2.5x adjusted EBITDA project investment multiple 2 EPES PLANT 3 Fully contracted, designed and permitted to produce more than 1 million MTPY once construction is completed, making it the largest industrial wood pellet production plant in the world LUCEDALE EXPANSION 4 Fully permitted expansion option for 300,000 MTPY; capital expenditures of ~$60 million driving ~$15 million of expected incremental annual adjusted EBTIDA; 4.0x adjusted EBITDA project investment multiple 2 BOND PLANT 5 Designed to produce between 750,000 and more than 1 million MTPY; proximity to Port of Pascagoula allows efficient delivery to terminal PLANTS UNDER EVALUATION Sites in the Pascagoula cluster, Chesapeake cluster, Wilmington cluster, and Savannah cluster being evaluated for the next 4 greenfield projects NEW EXPANSIONS UNDER EVALUATION Highly - accretive potential expansion projects identified across asset fleet Bond Plant 2021 2022 2023 Capacity Additions (MTPY) Forecasted In - service Date Mid - Atlantic Expansions 400,000 Complete in 2021 Greenwood Expansion 100,000 4Q21 Multi - Plant Expansions 100,000 4Q22 Epes Plant 1,000,000+ 2H23 Lucedale Expansion 300,000 1H24 Bond Plant 750,000 – 1,000,000 2H24 SIMPLIFICATION AND C - CORP CONVERSION ~ 40% Production capacity increase underway over next 3 years, with visibility into doubling size of today’s capacity 6 See Supplemental Information for footnotes

NET ZERO PROMISE SCOPE 1 EMISSIONS 1 WE WILL REDUCE, ELIMINATE, OR OFFSET ALL OF OUR DIRECT EMISSIONS ▪ Enviva is evaluating high - quality forest offsets with multiple providers, which includes our partnership with Finite Carbon. 6% 35% 58% COMMITTED TO NET ZERO IN OUR OPERATIONS BY 2030 Our 2020 Emissions SCOPE 2 EMISSIONS 1 WE WILL SOURCE 50% RENEWABLE ENERGY BY 2025, AND 100% BY 2030 ▪ Enviva joined the Renewable Energy Buyers Alliance, a business consortium committed to large - scale purchases of clean renewable energy, and we are evaluating solar installations at multiple plants. SCOPE 3 EMISSIONS 1 WE WILL SEEK TO DRIVE INNOVATIVE GHG REDUCTIONS IN OUR SUPPLY CHAIN ▪ Enviva signed an agreement with Mitsui O.S.K Lines to develop and deploy and environmentally friendly bulk carrier to reduce the GHG emission in the transport of our sustainable wood pellets. 2 See Supplemental Information for footnotes 19 SIMPLIFICATION AND C - CORP CONVERSION

ENVIVA INC. POSITIONED TO CONTINUE PROVIDING SUPERIOR RETURNS 20 SIMPLIFICATION AND C - CORP CONVERSION EVA outperformed the S&P 500 by 53% on total return basis over the last 3 years 6 EVA outperformed the MSCI ESG Index by 57% on a total return basis over the last 3 years 6 EVA outperformed the Alerian MLP TR Index by 126% on a total return basis over the last 3 years 6 World’s Largest Industrial Wood Pellet Producer 1 ▪ High - growth renewable energy company with strong, durable, cash flows underpinned by long - term, take - or - pay contracts with credit - worthy counterparties ▪ Substantial distributable cash flow accretion forecasted ▪ Solid dividend with ability to grow over time 2 ▪ Conservative financial policies to ensure balance sheet strength 3 ▪ Index eligibility significantly expanded and C - Corp structure investable across all geographies See Supplemental Information for footnotes Fully Contracted Assets ▪ ~6.2 million metric tons per year of fully - contracted production capacity 1 ▪ Visibility into doubling production capacity with current sales and asset development pipelines 4 ▪ Potential to develop fully contracted plants at ~5x adjusted EBITDA project investment multiple 5 ▪ Highly - accretive expansion opportunities identified across existing asset fleet Robust Long - term Demand ▪ Global energy transition underway in which wood biomass plays a key role in stabilizing grid - critical power and heat generation assets ▪ Massive decarbonization of industry underway, where wood biomass is a large - scale solution available today ▪ Bioenergy with carbon capture and storage (BECCS) is a valuable negative - emissions solution expected to be increasingly deployed as governments and industrial customers drive to net - zero emissions

APPENDIX

NON-GAAP **FINANCIAL MEASURES**

This presentation contains certain financial measures that are not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Although they should not be considered alternatives to the GAAP presentation of the financial results of the Partnership, management views such non-GAAP measures as important to reflect the Partnership's actual performance during the periods presented.

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with GAAP, we use adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA and distributable cash flow to measure our financial performance.

Adjusted Gross Margin and Adjusted Gross Margin per Metric Ton

We define adjusted gross margin as gross margin excluding asset impairments and disposals, depreciation and amortization, changes in unrealized derivative instruments related to hedged items included in gross margin, non-cash unit compensation expenses, and acquisition and integration costs, adjusting for the effect of Commercial Services, and including MSA Fee Waivers. We define adjusted gross margin per metric ton as adjusted gross margin per metric ton of wood pellets sold. We believe adjusted gross margin and adjusted gross margin per metric ton are meaningful measures because they compare our revenue-generating activities to our operating costs for a view of profitability and performance on a total-dollar and a per-metric ton basis. Adjusted gross margin and adjusted gross margin per metric ton will primarily be affected by our ability to meet targeted production volumes and to control direct and indirect costs associated with procurement and delivery of wood fiber to our wood pellet production plants and our production and distribution of wood pellets.

Adjusted EBITDA

We define adjusted EBITDA as net income excluding depreciation and amortization, interest expense, income tax expense (benefit), early retirement of debt obligations, non-cash unit compensation expense, asset impairments and disposals, changes in unrealized derivative instruments related to hedged items included in gross margin and other income and expense, and acquisition and integration costs, adjusting for the effect of Commercial Services, and including MSA Fee Waivers. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure.

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NON-GAAP **FINANCIAL MEASURES** *(cont.)*

Distributable Cash Flow

We define distributable cash flow as adjusted EBITDA less maintenance capital expenditures, cash income tax expenses, and interest expense net of amortization of debt issuance costs, debt premium, original issue discounts, and interest expense associated with the redemption of the $355.0 million of aggregate principal amount of 6.5% senior unsecured notes due 2021 (the "2021 Notes"). We use distributable cash flow as a performance metric to compare our cash-generating performance from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. We do not rely on distributable cash flow as a liquidity measure.

Limitations of Non-GAAP Financial Measures

Adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Each of these non-GAAP financial measures has important limitations as an analytical tool because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider adjusted gross margin, adjusted gross margin per metric ton, adjusted EBITDA, or distributable cash flow in isolation or as substitutes for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

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NON - GAAP FINANCIAL MEASURES (cont.) This presentation contains an estimate of the incremental adjusted EBITDA our sponsor’s wood pellet production plants and marine terminal currently under development, the Mid - Atlantic Expansions, and the Multi - Plant Expansions will generate on a run - rate basis . Presentation of estimated net income and reconciliations of estimated incremental adjusted EBITDA for potential drop - downs of any wood pellet production plant or marine terminal from our sponsor to the closest GAAP financial measure, net income, are not provided because the estimate of net income to be generated by the potential drop - downs of such wood pellet production plants or marine terminal is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of such assets is not available at this time . In addition, a presentation of estimated net income and a reconciliation of the estimated incremental adjusted EBITDA expected to be generated by the Mid - Atlantic Expansions and Multi - Plant Expansions to the closest GAAP financial measure, net income, are not provided because estimate of net income expected to be generated by the expansions is not available without unreasonable effort, in part because the amount of estimated incremental interest expense related to the financing of the expansions and depreciation are not available at this time . Our estimates of net income and / or adjusted EBITDA for such assets and project are based on numerous assumptions that are inherently uncertain and subject to significant business, economic, financial, regulatory, and competitive risks and uncertainties that could cause actual results and amounts to differ materially from those estimates . For more information about such significant risks and uncertainties, please see the risk factors discussed or referenced in our filings with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10 - K and the Quarterly Reports on Form 10 - Q most recently filed with the SEC . 24 SIMPLIFICATION AND C - CORP CONVERSION

3Q2021 GUIDANCE Three Months Ended September 30, 2021 Estimated net income (loss) $ (0.5) – 3.5 Add: Depreciation and amortization 22.0 Interest expense 10.0 Income tax expense 1.0 Non - cash unit compensation expense 2.0 Loss on disposal of assets 4.0 Changes in unrealized derivative instruments (4.0) MSA Fee Waivers 21.0 Acquisition and integration costs 5.5 Other non - cash expenses - Estimated adjusted EBITDA $ 61.0 – 65.0 Less: Interest expense net of amortization of debt issuance costs, debt premium, and original issue discount 10.0 Cash income tax expense - Maintenance capital expenditures 3.0 Estimated distributable cash flow $ 48.0 – 52.0 The following table provides a reconciliation of the estimated range of adjusted EBITDA to the estimated range of net income for Enviva, for the three months ended September 30, 2021 (in millions): 25 SIMPLIFICATION AND C - CORP CONVERSION

2021 & 2022 GUIDANCE Twelve Months Ending December 31, 2021 1 Twelve Months Ending December 31, 2022 Estimated net income $ 4.0 – 14.0 $ 42.0 – 67.0 Add: Depreciation and amortization 91.0 112.0 Interest expense 48.0 56.0 Income tax expense 1.0 25.0 Non - cash share - based compensation expense 11.0 12.0 Loss on disposal of assets 8.0 4.0 Changes in unrealized derivative instruments (4.0) – Support Payments 49.0 24.0 Acquisition and integration costs 16.0 – Other non - cash expenses 1.0 – Estimated adjusted EBITDA $ 225.0 – 235.0 $ 275.0 – 300.0 Less: Interest expense net of amortization of debt issuance costs, debt premium, and original issue discount 46.0 55.0 Cash income tax expense – – Maintenance capital expenditures 14.0 10.0 Estimated distributable cash flow $ 165.0 – 175.0 $ 210.0 – 235.0 The following table provides a reconciliation of the estimated range of adjusted EBITDA and DCF to the estimated range of net income for Enviva, for the twelve months ending December 31, 2021, and December 31, 2022 (in millions): 26 SIMPLIFICATION AND C - CORP CONVERSION See Supplemental Information for footnotes

SUPPLEMENTAL INFORMATION

SUPPLEMENTAL **INFORMATION**

Overview

On October 15th, 2021, Enviva Partners, LP (NYSE: EVA) ("Enviva," "EVA," "we," "us," or "our") today announced a definitive agreement with Enviva Holdings, LP ("Holdings," "general partner," or "GP") pursuant to which it acquired all of the ownership interests in Holdings (the "GP Buy-in") and eliminated its incentive distribution rights, or "IDRs" (the "Simplification," and together with the GP Buy-in, the "Simplification Transaction") in exchange for 16 million EVA common units, representing total consideration of approximately $868 million based on EVA's 20-day volume-weighted average price ending on October 13, 2021. Enviva concurrently announced that it intends to convert its organizational structure from a master limited partnership ("MLP") to a corporation ("C-Corp") under the name of Enviva Inc. (the "Conversion").

Slide 6 (Enviva Inc.)

1. Enviva's total expected production capacity as of October 1, 2021, including the Lucedale plant after it is fully constructed and able to achieve its nameplate throughput capacity. Also included is the nameplate capacity of approximately 600,000 metric tons per year ("MTPY") for the wood pellet production plant in Greenwood, South Carolina (the "Greenwood plant") after completion of the ongoing expansion project. The total expected production capacity does not include expansion projects underway at the Sampson, Hamlet, and Cottondale plants (the "Multi-Plant Expansions").
2. On February 17, 2021, Enviva announced our goal of achieving net-zero greenhouse gas ("GHG") emissions in our operations by 2030.
3. As a result of the Simplification Transaction and the newly announced contracts, Enviva's total weighted-average remaining term of off-take contracts is approximately 14.5 years, with a total product sales backlog of over $21 billion.
4. Using conservative assumptions based on our historic success rate with converting identified opportunities into binding contracts, our existing customer pipeline would more than fully support the addition of 5 new wood pellet production plants and several highly accretive expansion projects which, when aggregated with Epes, would approximately double the size of our current production capacity. We project that we can develop fully contracted plants at an adjusted EBITDA project investment multiple of ~5x, similar to that of previous developments at Holdings, an improvement of ~2.5x when compared to the ~7.5x historical average drop-down acquisition multiple for similar plants in the past. Additional details can be found in our press release issued on October 15, 2021.
5. As part of the Simplification Transaction, Enviva acquired a sales pipeline with over $27 billion of identified potential customer contracts, including recently signed exclusive memorandums of understanding, which we expect to convert into binding agreements over the next 12 months.
6. Enviva reaffirms its previously announced guidance and expects to distribute $3.30 per share for full-year 2021 and maintain a quarterly dividend of $0.905 per share, for a total of $3.62 in dividends declared, for 2022.

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SUPPLEMENTAL **INFORMATION** *(cont.)*

Slide 7 (Transaction Overview)

1. Additional details can be found in our press releases issued on October 15, 2021.
2. As of October 7, 2021, based on Bloomberg's total return data, which assumes reinvestment of distributions/dividends. Over the last 3 years, Enviva outperformed the MSCI ESG index by 57%, the S&P 500 index by 53%, and the Alerian MLP index by 126%. Over the last 5 years, Enviva outperformed the MSCI ESG index by 103%, the S&P 500 index by 82%, and the Alerian MLP index by 213%.
3. As part of the Simplification Transaction, Enviva acquired ~$4.4 billion of existing take-or-pay off-take contracts with investment grade-rated counterparties. These contracts more than fully support the development and construction of a fully contracted plant in Epes, Alabama ("Epes"). The contracts acquired have a weighted average term of approximately 19 years, with an associated base volume of 21 million metric tons ("MT") of wood pellets.
4. We project that we can develop fully contracted plants at an adjusted EBITDA project investment multiple of ~5x, similar to that of previous developments at Holdings, an improvement of ~2.5x when compared to the ~7.5x historical average drop-down acquisition multiple for similar plants in the past.
5. Conversion expected to follow receipt of the affirmative vote of a majority of EVA common unitholders and review of associated proxy solicitation by the SEC. We expect to effectuate the Conversion no later than December 31, 2021.
6. Majority independent board of directors for NYSE purposes.
7. Enviva reaffirms its previously announced guidance and expects to distribute $3.30 per share for full-year 2021 and maintain a quarterly dividend of $0.905 per share, for a total of $3.62 in dividends declared, for 2022.
8. We expect to retain an incremental ~$1 billion of cash flow over the next 5 years compared to the prior sponsor-led structure, driven by the elimination of IDRs and lower plant investment multiples. Spanning the next 5 years, we anticipate that this improved return on invested capital will generate over $500 million of the approximately $1 billion of forecasted retained cash flow, with the other half coming from the elimination of IDRs, which represented an increasingly significant annual cash obligation.

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SUPPLEMENTAL **INFORMATION** *(cont.)*

Slide 8 (Transaction Details)

1. Additional details can be found in our press releases issued on October 15, 2021.
2. Based on EVA's 20-day volume-weighted average price ending on October 13, 2021; $54.25. Assumes 16 million units issued.
3. In connection with the Simplification Transaction, Enviva acquired 100% of the ownership interests of Holdings and eliminated all outstanding IDRs in exchange for 16 million common units of EVA. The former owners of Holdings are now direct investors in EVA and have agreed to reinvest all dividends related to 9 million of the 16 million units issued in connection with the Simplification Transaction during the period beginning with the next distribution through the fourth quarter of 2024 dividend (the "DRIP"). The DRIP commitment translates into an expected further equity investment of $100 million in EVA by the former owners of Holdings.
4. Additional details can be found in our press releases issued on October 15, 2021.
5. Conversion expected to follow receipt of the affirmative vote of a majority of EVA common unitholders and review of an associated proxy solicitation by the SEC. We expect to effectuate the Conversion no later than December 31, 2021.
6. S&P 500 percentile comparisons based on analyst consensus figures as of October 7, 2021, and company estimates. Enviva's multiple is based on current enterprise value to forecasted 2022 adjusted EBITDA.

Slide 9 (Corporate Structure)

1. Simplified for illustrative purposes.

Slide 10 (Capitalization and Financial Framework)

1. Dividend coverage ratio is based on a forward-looking annual cash basis, meaning it does not take into account dividends related to the 9 million DRIP shares issued as part of the Simplification Transaction.
2. Enviva remains committed to conservatively managing its balance sheet, targeting a leverage ratio between 3.5 and 4.0 times.
3. Debt to total capitalization calculation based on net debt divided by total capitalization figures provided on Slide 10.
4. We expect to retain an incremental ~$1 billion of cash flow over the next 5 years compared to the prior sponsor-led structure, driven by the elimination of IDRs and lower plant investment multiples. Spanning the next 5 years, we anticipate that this improved return on invested capital will generate over $500 million of the approximately $1 billion of forecasted retained cash flow, with the other half coming from the elimination of IDRs, which represented an increasingly significant annual cash obligation.
5. Based on EVA's 20-day volume-weighted average price ending on October 13, 2021; $54.25. Based on 45,008,009 units outstanding as of September 30, 2021.
6. Based on EVA's 20-day volume-weighted average price ending on October 13, 2021; $54.25. Assumes 16 million units issued.

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SUPPLEMENTAL INFORMATION (cont.) Slide 12 (Financial Guidance ) 1. Additional details can be found in our press releases issued on October 15, 2021. 2. Dividend coverage ratio is based on a forward - looking annual cash basis, meaning it does not take into account dividends related to the 9 million DRIP shares issued as part of the Simplification Transaction. 3. Enviva remains committed to conservatively managing its balance sheet, targeting a leverage ratio between 3.5 and 4.0 times. 4. Compound Annual Growth Rate. Based on analyst consensus figures. 5. S&P 500 percentile comparisons based on analyst consensus figures as of October 7, 2021, and company estimates. Enviva’s ente rpr ise value is based on forecasted 2022 adjusted EBITDA. 6. The 2021 measures set forth in the table include the expected post - closing results of the assets and operations acquired as part of the Simplification Transaction, but do not reflect a potential recast of our historical results of operations that may result from the Simplification Transaction . Slide 14 (International Demand ) 1. Hawkins Wright: The Outlook for Wood Pellets – Demand, Supply, Costs and Prices; 2nd Quarter 2021. 2. Conclusions from a market sizing and adoption study we recently commissioned from a leading international consultancy suggest th at these segments are expected increase from virtually zero today, to as much as 29 million MTPY of industrial - grade wood pellets by 2030. 3. Company Estimates. Fastmarkets RISI: Global Pellet Demand Outlook: Special Market Analysis Study 2021. 4. Based on forecasts for FY 2021. 5. Contract mix, customers and target revenue based on EVA’s current firm contracted backlog and company estimates. 6. Based on the market sizing and adoption study we recently commissioned, and company estimates. Slide 15 (Current Contract Overview ) 1. As a result of the Simplification Transaction and the newly announced contracts, Enviva’s total weighted - average remaining term of off - take contracts is approximately 14.5 years, with a total product sales backlog of over $21 billion. 2. As of October 1st, 2021. 3. As part of the Simplification Transaction, Enviva acquired ~$4.4 billion of existing take - or - pay off - take contracts with investm ent grade - rated counterparties. These contracts more than fully support the development and construction of a fully contracted plant in Epes. The contracts acquired have a w eig hted average term of approximately 19 years, with an associated base volume of 21 million MT of wood pellets. 4. As of October 1st, 2021. 31 SIMPLIFICATION AND C - CORP CONVERSION

SUPPLEMENTAL **INFORMATION** *(cont.)*

Slide 17 (Strategic Assets)

1. Production volumes disclosed represent nameplate production capacity at each plant.
2. Enviva's total expected production capacity as of 10/01/2021 including the Lucedale plant after it is fully constructed and able to achieve its nameplate throughput capacity. Also included is the nameplate capacity of approximately 600,000 metric tons per year ("MTPY") for the wood pellet production plant in Greenwood, South Carolina (the "Greenwood plant") after completion of the ongoing expansion project. The total expected production capacity does not include expansion projects underway at the Sampson, Hamlet, and Cottondale plants (the "Multi-Plant Expansions").
3. Enviva expects to complete its project to expand the Greenwood plant's production capacity to 600,000 MTPY by year-end 2021.
4. After the Lucedale plant and Pascagoula terminal are fully constructed and ramped up and achieve their nameplate production or throughput capacities, as applicable. The acquisition of the Lucedale plant included an embedded, fully permitted option to expand the Lucedale plant by about 300,000 MTPY for around $60 million in estimated capital expenditures. The expansion at Lucedale, when fully ramped, is expected to generate incremental annual adjusted EBITDA of ~$15 million.
5. We export wood pellets from our wholly owned deep-water marine terminals at the Port of Chesapeake, Virginia (the "Chesapeake terminal") and terminal assets at the Port of Wilmington, North Carolina (the "Wilmington terminal") and from third-party deep-water marine terminals in Mobile, Alabama (the "Mobile terminal"), Panama City, Florida (the "Panama City terminal") and Savannah, Georgia (the "Savannah terminal") under a short-term contract, a long-term contract and a lease and associated terminal services agreement, respectively.
6. As part of the Simplification Transaction, Enviva acquired a development pipeline that includes projects at 13 additional sites in various stages of development.
7. For full-year 2022, we expect SG&A related to the GP Buy-in to range from $37 million to $43 million. Actual amounts reported for SG&A may vary due to the level of capitalization of development activities associated with new plant construction and plant expansions. Importantly, we expect SG&A expenses related to the acquisition of Holdings to decline over time as we benefit from synergies and execute streamlining initiatives, with a desire to reduce these expenses by approximately $5 million annually commencing in 2023.

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SUPPLEMENTAL **INFORMATION** *(cont.)*

Slide 18 (Development Pipeline)

1. We have made significant investments in the "Multi-Plant Expansions", commencing at Enviva's Sampson and Hamlet plants, with Cottondale to follow.
2. For an explanation of why we are unable to reconcile the estimated adjusted EBITDA for the Multi-Plant Expansions and the Lucedale plant expansion option to the most directly comparable GAAP financial measures, see Appendix.
3. As part of the Simplification Transaction, Enviva acquired the fully contracted Epes plant, which is currently under development. We expect to commence construction in early 2022, with an in-service date scheduled for mid-2023. Epes is designed and permitted to produce more than 1 million MTPY of wood pellets, which would make it the largest wood pellet production plant in the world.
4. Construction on the Lucedale plant continues, and we expect commissioning to commence during the fourth quarter of 2021.
5. As part of the Simplification Transaction, Enviva also acquired a prospective production plant in Bond, Mississippi ("Bond"), which is being developed to produce between 750,000 and more than 1 million MTPY of wood pellets. Bond's proximity to the Port of Pascagoula positions us to transport its production efficiently by truck from the plant to our terminal at the Port. We expect construction of Bond to commence once Epes is operational, but timing of construction could be expedited depending on the schedule and delivery requirements of additional off-take contract opportunities under negotiation and general market conditions.
6. Using conservative assumptions based on our historic success rate with converting identified opportunities into binding contracts, our existing customer pipeline would more than fully support the addition of 5 new wood pellet production plants and several highly accretive expansion projects which, when aggregated with Epes, would approximately double the size of our current production capacity.

Slide 19 (Net Zero Promise)

1. Scope 1 emissions are direct emissions from assets owned and controlled by Enviva. Scope 2 emissions are indirect emissions from heat, steam or electricity purchased by Enviva. Scope 3 emissions are indirect emissions in Enviva's upstream or downstream value chain.
2. Additional details can be found in Enviva's press release issued on March 30, 2021.

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SUPPLEMENTAL **INFORMATION** *(cont.)*

***Slide 20* (Enviva Inc. II)**

1. The Partnership's total expected production capacity as of October 1, 2021, including the Lucedale plant after it is fully constructed and able to achieve its nameplate throughput capacity. Also included is the nameplate capacity of approximately 600,000 MTPY for the Greenwood plant after completion of the ongoing expansion project. The total expected production capacity does not include the Multi-Plant Expansions.
2. As part of the Simplification Transaction, Enviva expects to distribute $3.30 per share for full-year 2021 and maintain a quarterly dividend of $0.905 per share, for a total of $3.62 in dividends declared, for 2022.
3. Enviva remains committed to conservatively managing its balance sheet, targeting a leverage ratio between 3.5 and 4.0 times.
4. Using conservative assumptions based on our historic success rate with converting identified opportunities into binding contracts, our existing customer pipeline would more than fully support the addition of 5 new wood pellet production plants and several highly accretive expansion projects which, when aggregated with Epes, would approximately double the size of our current production capacity. Additional details can be found in our press release issued on October 15, 2021.
5. Using conservative assumptions based on our historic success rate with converting identified opportunities into binding contracts, our existing customer pipeline would more than fully support the addition of 5 new wood pellet production plants and several highly accretive expansion projects which, when aggregated with Epes, would approximately double the size of our current production capacity. Additional details can be found in our press release issued on October 15, 2021.
6. As of October 7, 2021, based on Bloomberg's total return data, which assumes reinvestment of distributions/dividends.

***Slide 26* (2021 & 2022 Guidance)**

1. The 2021 measures set forth in the table include the expected post-closing results of the assets and operations acquired as part of the Simplification Transaction, but do not reflect a potential recast of our historical results of operations that may result from the Simplification Transaction.

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Kate Walsh Vice President, Investor Relations +1 240 - 482 - 3793 kate.walsh@envivabiomass.com